UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 9, 2012

Date of Report (Date of earliest event reported)

CNB CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	033-00737	38-2662386
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

303 North Main Street, Cheboygan MI 49721

(Address of principal executive offices, including Zip Code)

(231) 627-7111

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On March 9, 2012, CNB Corporation (“Corporation”) issued a letter to its shareholders.

A copy of the information contained in the Corporation’s letter is attached hereto as Exhibit 99 and is hereby incorporated by reference into this Form 8-K, and made a part hereof

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Corporation
(Registrant)

/s/ Susan A. Eno
Susan A. Eno
President and Chief Executive Officer

Dated: March 9, 2012

Exhibit Index

Exhibit No.	Description

Exhibit 99	Letter to shareholders of CNB Corporation dated March 09, 2012